SCHWAB
ANALYTICS FUND(R)



PROSPECTUS
February 29, 2000



As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


[CHARLES SCHWAB LOGO]

SCHWAB
ANALYTICS FUND(R)


ABOUT THE FUND


   4   Strategy

   5   Main Risks

   6   Performance

   6   Fund Fees and Expenses

   7   Financial Highlights

   8   Fund Management


INVESTING IN THE FUND


  10   Buying Shares

  11   Selling/Exchanging Shares

  12   Transaction Policies

  13   Distributions and Taxes

ABOUT THE FUND


The Schwab Analytics Fund(R) uses a strategy that is primarily QUANTITATIVE rather than one based on individual company research. This strategy employs a range of PROPRIETARY TECHNIQUES to select stocks, construct a portfolio and manage overall risk.

The fund uses software models to SCREEN STOCKS, based on factors that historically have been associated with above-average performance. The fund also looks at indicators of how those who are closest to a given company -- ANALYSTS AND COMPANY INSIDERS -- currently view the company's near-term prospects. Before making its actual investment decisions, the fund consults another technical model, this one designed to MANAGE RISK.

Taken together, these techniques are designed to complement each other in creating a portfolio with risk similar to that of the S&P 500(R) Index but with returns that are intended to be greater.

The fund is designed for LONG-TERM INVESTORS. Its performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB
ANALYTICS FUND(R)


THE FUND SEEKS LONG-TERM CAPITAL GROWTH.


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS PRIMARILY IN U.S. STOCKS. Under normal circumstances, the fund expects to hold the common stocks of approximately 100 large- and mid-cap U.S. companies. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500(R) Index.

The portfolio managers monitor more than 1,300 companies that have market values of $500 million or more. Using a variety of quantitative techniques, the managers screen and rank these companies based on numerous factors. These include fundamental characteristics, such as a company's size and valuation and its history of earnings and dividends, as well as technical characteristics, such as its stock price movements. The rankings also take into account various analysts' earnings estimates and revisions, and also purchases and sales of the stock by corporate insiders.

Once the rankings are complete, the managers select the highest-ranked stocks (approximately 100) for inclusion in the fund's portfolio. The managers use a risk management model to construct a diversified portfolio with the goal of keeping the fund's volatility similar to that of the S&P 500. While the fund may include stocks that are outside the S&P 500 or weight its stock holdings differently from the index, it normally seeks to have the same industry weightings as the index.


TICKER SYMBOL

SWANX


RISK MANAGEMENT
--------------------------------------------------------------------------------

The fund approaches risk management from the perspective of its benchmark, the S&P 500 Index. The S&P 500 includes the common stocks of 500 leading U.S. companies from a broad range of industries.

The fund's risk management model is designed to estimate how much return a given investment might produce compared to the benchmark and how much risk it might involve compared to the benchmark. The model is designed to help the fund invest for returns that exceed the S&P 500, while maintaining a risk profile that is very similar to that of the index.


                                ANALYTICS FUND 4

This fund could be appropriate for long-term investors seeking a QUANTITATIVE APPROACH designed to outperform the S&P 500(R) Index.



MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

MANY OF THE RISKS OF THIS FUND ARE ASSOCIATED WITH THE LARGE- AND MID-CAP SEGMENTS OF THE U.S. STOCK MARKET. While the fund is not an index fund, its management techniques are likely to result in performance that correlates with the S&P 500, during upturns as well as downturns. The fund can take only limited steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

The fund includes stocks from many different sectors of the economy, which reduces the impact of the performance of any given industry or stock. But whenever large- and mid-cap U.S. stocks fall behind other types of investments -- bonds or small-cap stocks, for instance -- the fund's performance also will lag these investments. In addition, because the values of mid-cap stocks may fluctuate more widely than those of large-cap stocks, the fund could be more volatile if it were to increase its holdings of mid-cap stocks.


OTHER RISK FACTORS
--------------------------------------------------------------------------------

The fund's management model is based largely on past market behavior. To the extent that market dynamics shift over time, the model may fail to anticipate these shifts, which could affect the fund's ability to outperform its benchmark.

Although the fund's main risks are those associated with its stock investments, the fund uses other strategies that also may involve risks.

For example, futures contracts, which the fund uses to gain exposure to the stock market for its cash balances, could hurt the fund's performance if they don't perform as expected.

Additionally, the fund may actively buy and sell portfolio securities, which will increase its portfolio turnover rate and expenses, and increase the likelihood of capital gain distributions.


                                5 ANALYTICS FUND

PERFORMANCE

Below are a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investment.



ANNUAL TOTAL RETURNS (%) as of 12/31

[OMITTED BAR GRAPH]

97            31.62
98            28.03
99            27.75


BEST QUARTER: 23.09% Q4 1998
WORST QUARTER: -10.79% Q3 1998


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/99

                                             SINCE
                                  1 YEAR  INCEPTION
                                  ------  ---------
 Fund                             27.75      29.10 1
 S&P 500(R) Index                 21.04      27.11 1

1 Inception: 7/1/96.



FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.



FEE TABLE (%)

SHAREHOLDER FEES
                                                            None

ANNUAL OPERATING EXPENSES (% of average net assets)
Management fees                                             0.54
Distribution (12b-1) fees                                   None
Other expenses                                              0.39
                                                           -----
Total annual operating expenses                             0.93

EXPENSE REDUCTION                                          (0.18)
                                                           -----
NET OPERATING EXPENSES*                                     0.75
                                                            ====

* Guaranteed by Schwab and the investment adviser through 2/28/01.



EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


1 YEAR        3 YEARS        5 YEARS       10 YEARS
------        -------        -------       --------

 $77           $278            $497        $1,127


The PERFORMANCE information above shows you how performance has varied from YEAR TO YEAR and how it averages out OVER TIME.



                                ANALYTICS FUND 6

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's recent financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                             11/1/98 -     11/1/97 -   11/1/96 -     7/1/96 -
                                                              10/31/99      10/31/98    10/31/97     10/31/96

PER-SHARE DATA ($)
 Net asset value at beginning of period                        14.57        13.72        11.01        10.00
                                                              ------        -----        -----        -----
 Income from investment operations:

  Net investment income                                         0.06         0.10         0.13         0.05

  Net realized and unrealized gain on investments               4.94         2.20         2.79         0.96
                                                              ------        -----        -----        -----
  Total income from investment operations                       5.00         2.30         2.92         1.01

 Less distributions:

  Dividends from net investment income                         (0.09)       (0.12)       (0.08)          --

  Distributions from realized gain on investments              (0.57)       (1.33)       (0.13)          --
                                                              ------        -----        -----        -----
  Total distributions                                          (0.66)       (1.45)       (0.21)          --
                                                              ------        -----        -----        -----
 NET ASSET VALUE AT END OF PERIOD                              18.91        14.57        13.72        11.01
                                                              ======        =====        =====        =====

 Total return (%)                                              35.20        18.37        26.83        10.10 1


RATIOS/SUPPLEMENTAL DATA (%)

Ratio of net operating expenses to
average net assets                                              0.75         0.75         0.74         0.75 2

Expense reductions reflected in above ratio                     0.18         0.37         0.41         0.76 2

Ratio of net investment income to average net assets            0.34         0.70         1.04         1.41 2

Portfolio turnover rate                                           99          115          120           33

Net assets, end of period ($ x 1,000,000)                        289          192          150           98


1 Not annualized.
2 Annualized.



                                7 ANALYTICS FUND

FUND MANAGEMENT


The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $100 billion under management.


The investment adviser for the Schwab Analytics Fund(R) is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than 4 million shareholder accounts. (All figures on this page are as of 10/31/99.)

As the investment adviser, the firm oversees the asset management and administration of the Schwab Analytics Fund. As compensation for these services, the firm receives a management fee from the fund. For the 12 months ended 10/31/99, these fees were 0.42%. This figure, which is expressed as a percentage of the fund's average daily net assets, represents the actual amount paid, including the effects of reductions. A portion of the management fee is used to pay the subadviser.

The subadviser is Symphony Asset Management, Inc., 555 California Street, San Francisco, CA 94104. Founded in 1994, Symphony is owned by BARRA, Inc., which was founded in 1975 and is a leading provider of analytical models. Symphony and its affiliate, Symphony Asset Management, LLC, currently have more than $2.7 billion under management.

GERI HOM, a vice president of the investment adviser, has overall responsibility for fund management. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.


PRAVEEN GOTTIPALLI handles the fund's day-to-day management and has been Director of Investment for the subadviser since 1994. Prior to this position, he was at BARRA, Inc. for nine years.



                               FUND MANAGEMENT 8

INVESTING IN THE FUND


As a SchwabFunds(R) investor, you have a number of WAYS TO DO BUSINESS with us.

On the following pages, you will find information on BUYING, SELLING AND EXCHANGING shares using the method that is most CONVENIENT FOR YOU. You also will see how to choose a distribution option for your investment. Helpful information on TAXES is included as well.


                             9 INVESTING IN THE FUND

BUYING SHARES


Shares of the fund may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders" to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.


SCHWAB ACCOUNTS
--------------------------------------------------------------------------------

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the fund.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab brokerage account. From your account, you can use features such as MoneyLink(TM), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab brokerage accounts, call 800-435-4000 or visit the Schwab web site at www.schwab.com.


STEP 1

DECIDE HOW MUCH YOU WANT TO INVEST.


MINIMUM INITIAL INVESTMENT    MINIMUM ADDITIONAL INVESTMENT   MINIMUM BALANCE
--------------------------    -----------------------------   ---------------
$2,500                        $500                            $500
($1,000 for retirement       ($100 for Automatic             ($250 for retirement and custodial accounts)
and custodial accounts)        Investment Plan)


STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

 OPTION              FEATURES
 ------              --------
 Reinvestment        All dividends and capital gain distributions are invested
                     automatically in shares of your fund.

 Cash/reinvestment   You receive payment for dividends, while any capital gain
 mix                 distributions are invested in shares of your fund.

 Cash You receive payment for all dividends and capital gain distributions.


STEP 3

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc.


                            INVESTING IN THE FUND 10

SELLING/EXCHANGING SHARES


USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF THE FUND.

When selling or exchanging shares, please be aware of the following policies:

-  The fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.


- The fund reserves the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund's assets, whichever is less.


- Exchange orders must meet the minimum investment and other requirements for the fund and, if applicable, the share class into which you are exchanging.


- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.


METHODS FOR PLACING DIRECT ORDERS


PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

SCHWABLINK
Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 800-367-5198.

MAIL
Write to SchwabFunds(R) at:
P.O. Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab branch office.


WHEN PLACING ORDERS
--------------------------------------------------------------------------------

With every order to buy, sell or exchange shares, you will need to include the following information:

-  Your name

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers)

-  The name of the fund whose shares you want to buy or sell

-  The dollar amount or number of shares you would like to buy, sell or exchange

- For exchanges, the name of the fund into which you want to exchange and the distribution option you prefer

-  When selling shares, how you would like to receive the proceeds

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.


                            11 INVESTING IN THE FUND

TRANSACTION POLICIES


THE FUND IS OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The fund calculates its share prices each business day, after the close of the NYSE (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order prior to the close of the fund will be executed at the next share price calculated that day.

In valuing its securities, the fund uses market quotes if they are readily available. In cases where quotes are not readily available, the fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.


THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the fund as a result of selling or exchanging your shares

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders


- To refuse any purchase or exchange order, including large purchase orders that may negatively impact its operations, and orders that appear to be associated with short-term trading activities


-  To change or waive the fund's investment minimums

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC

-  To withdraw or suspend any part of the offering made by this prospectus


-  To revise the redemption fee criteria



                            INVESTING IN THE FUND 12

DISTRIBUTIONS AND TAXES



ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.


AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, the fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. The fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer. For tax purposes, an exchange between funds is considered a sale.

AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund paid during the previous calendar year. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


MORE ON DISTRIBUTIONS
--------------------------------------------------------------------------------

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.


                            13 INVESTING IN THE FUND

                                      NOTES

                                     NOTES

TO LEARN MORE


This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.


You can obtain copies of these documents by contacting SchwabFunds(R) or the SEC. All materials from SchwabFunds are free; the SEC charges a duplicating fee. You also can review these materials in person at the SEC's Public Reference Room or by computer using the SEC's EDGAR database at www.sec.gov.



SEC File Number
Schwab Analytics Fund                                                   811-7704


Securities and Exchange Commission
Washington, D.C. 20549-0102
800-SEC-0330 (Public Reference Section)
202-942-8090
www.sec.gov
publicinfo@sec.gov

SCHWABFUNDS
P.O. Box 7575
San Francisco, CA 94120-7575
800-435-4000
www.schwab.com/schwabfunds



SCHWAB
ANALYTICS FUND(R)


PROSPECTUS
February 29, 2000



[CHARLES SCHWAB LOGO]

MKT3758WRAP